UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2018

Date of reporting period: March 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.18

ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

Sanford C. Bernstein & Company LLC (SCB) and AllianceBernstein Investments, Inc. (ABI) are the distributors of the AB family of mutual funds. SCB and ABI are members of FINRA and are affiliates of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

ANNUAL REPORT

May 29, 2018

This report provides certain performance data for AB Multi-Manager Alternative Fund (the “Fund”) for the annual reporting period ended March 31, 2018.

As a result of new portfolio managers, effective June 30, 2017, the portfolio composition is expected to evolve over time. However, given—among other factors—the limited ability of the Fund to quickly withdraw funds from the Underlying Portfolios, the change in portfolio managers had only a limited impact on the Fund’s performance for the period ended March 31, 2018.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF MARCH 31, 2018 (unaudited)

	6 Months	12 Months
AB MULTI-MANAGER ALTERNATIVE FUND	0.72%	4.33%
Benchmark: HFRI FOF Composite Index	2.99%	6.21%
S&P 500 Index	5.84%	13.99%
MSCI World Index (net)	4.15%	13.59%
Bloomberg Barclays US Aggregate Index	-1.08%	1.20%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds (“HFRI FOF”) Composite Index, for the six- and 12-month periods ended March 31, 2018. The table also includes the performance of the Standard and Poor’s (“S&P”) 500 Index, the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg Barclays US Aggregate Index.

For both periods, the Fund underperformed the HFRI FOF as well as the S&P 500 Index and the MSCI World Index (net), but outperformed the Bloomberg Barclays US Aggregate Index.

During the 12-month period, core allocations to Long/Short Equity and Event Driven Underlying Portfolios, which account for nearly 80% of the Fund, outperformed their respective strategy-specific HFRI indices, while underperformance from allocations to Emerging Markets, Credit/Distressed and Global Macro Underlying Portfolios outweighed these contributions. A hedge position, entered to lower the Fund’s equity beta risk in advance of redemption dates for some of the more directional Underlying Portfolios, also negatively impacted returns. The Fund’s Emerging Markets Underlying Portfolios were the largest underperformers relative to their

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respective strategy-specific HFRI indices, experiencing losses from currency and fixed-income positioning, as well as net long equity positioning, especially towards the end of the period. Both Emerging Markets Underlying Portfolios positions are being redeemed subject to their notice periods and liquidity terms. The Credit/Distressed Underlying Portfolios were only slightly positive, underperforming their respective strategy-specific HFRI indices. Much of this relative underperformance stemmed from one outlier position; this Credit/Distressed Underlying Portfolio is also being redeemed subject to its liquidity terms. The Fund’s Long/Short Equity Underlying Portfolios benefited from diverse styles, such as funds focused on technology and health care sectors, as well as activist managers. Event Driven Underlying Portfolios also contributed positively as the Fund continued to benefit from positive trends in global corporate activity including mergers, restructurings and liquidations. The performance for the Global Macro Underlying Portfolio was in line with its respective strategy-specific HFRI index. However, the impact on returns was not meaningful given the relatively small allocation over the period.

During the six-month period, the Fund’s underperformance was more broad, with only Credit/Distressed meeting its respective strategy-specific HFRI index. The Long/Short Equity and Event Driven Underlying Portfolios slightly underperformed while Global Macro and Emerging Markets fell more notably short. Despite their modest underperformance, the Long/Short Equity and Event Driven Underlying Portfolios had a noticeable impact on performance because of the proportion of Fund assets they represent. The Emerging Markets and Global Macro allocations accounted for the largest underperformance relative to their respective strategy-specific HFRI indices, and had a larger impact on the Fund falling short of its benchmark. The Emerging Markets Underlying Portfolios were negatively impacted by positioning around select election outcomes, short exposures in emerging Asian countries and positioning around the US dollar. The Global Macro Underlying Portfolio detracted due to positioning in late 2017 around Brexit and short positions in US fixed-income markets. Event Driven Underlying Portfolios broadly fared well, but were limited by idiosyncratic risks from positions in the US and Europe. Long/Short Equity Underlying Portfolios benefited from a positive tailwind from global equity markets for much of the period, including historically low equity volatility through January. However, starting in February, equity markets experienced higher levels of volatility and negative returns, which limited the total contribution for the period.

For both periods, the Fund utilized derivatives for hedging purposes in the form of written options, which added to absolute returns, while purchased options detracted from absolute performance.

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MARKET REVIEW AND INVESTMENT STRATEGY

Global stocks gained during the 12-month period ended March 31, 2018, but experienced increased volatility and declines toward the end of the period. Emerging-market equities gained the most, followed by non-US stocks. Large-cap stocks outperformed small-cap stocks, and growth outperformed value, in terms of style.

Strong corporate earnings and accelerating growth buoyed stocks globally, despite some geopolitical tensions. Tax reform in the US added to equity performance, propelling global stocks to all-time highs. However, volatility returned to the market as investors began to fear accelerating inflation and tighter monetary policy on the horizon. Additionally, President Trump’s early-March announcement of import tariffs on Chinese steel and aluminum weighed on capital markets worldwide, as investors feared the possible onset of a global trade war. Increased political and regulatory scrutiny of US mega-cap technology stocks also negatively affected market sentiment.

Fixed-income markets gained over the period. Emerging-market debt rallied, helped by increasing oil prices and improving global growth. Global high yield also performed well, followed by emerging-market local-currency government bonds, developed-market treasuries and investment-grade corporates. Outside of the eurozone, developed-market treasury yields generally flattened, with shorter maturities rising as long maturities fell. Eurozone treasury yields moved in different directions (bond yields move inversely to price).

The US Federal Reserve raised interest rates three times during the period and began to formally reduce its balance sheet by letting some of the bonds it holds mature without reinvesting the proceeds received. The European Central Bank confirmed that its newly reduced pace of asset purchases would continue through September 2018 and further, if necessary. Elsewhere, the Bank of England said that it too could increase rates faster than previously expected, depending on the strength of the UK’s economy.

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INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Emerging Markets and Global Macro. For more information on these strategies, please see “Portfolio of Investments” on pages 8-11. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-7 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 25-27.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The MSCI World Index is a free float-adjusted market capitalization weighted index provided by MSCI that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays US Aggregate Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios in illiquid assets and foreign markets and

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DISCLOSURES AND RISKS (continued)

the use of short sales, options, leverage, futures, swaps and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolio funds, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolio in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by underlying portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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PORTFOLIO SUMMARY

March 31, 2018 (unaudited)

Net Assets ($mil): $1,155.1

1	All data are as of March 31, 2018. The Fund’s strategy breakdown is expressed as a percentage of total investments and may vary over time.

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PORTFOLIO OF INVESTMENTS

March 31, 2018

Underlying Portfolios	Shares	Fair Value ($)		% Net Assets	Liquidity*

Long/Short Equity
Aravt Global Fund Ltd.	12,759	$14,875,211		1.3%	Semi-Annual
Coatue Offshore Fund, Ltd.	242,243	45,138,384		3.9	Quarterly
Corvex Offshore Ltd.	15,377	15,882,833		1.4	Quarterly
Darsana Overseas Fund Ltd.	20,362	26,474,946		2.3	Quarterly
Jana Nirvana Offshore Fund, Ltd.	20,543	24,083,934		2.1	Quarterly
Janchor Partners Pan-Asian Fund	216,000	28,127,659		2.4	Triennially
Luminus Energy Partners, Ltd.	20,077	44,485,060		3.9	Quarterly
Marble Arch Offshore Partners, Ltd.	30,000	27,974,743		2.4	Quarterly
Nokota Capital Offshore Fund, Ltd.	13,737	24,000,208		2.1	Quarterly
OrbiMed Partners, Ltd.	15,968	33,298,509		2.9	Quarterly
Pershing Square International, Ltd.	914	1,578,779		0.1	Quarterly
PFM Healthcare Offshore Fund, Ltd.	53,003	53,816,791		4.7	Quarterly
Sheffield International Partners, Ltd.	17,000	17,266,579		1.5	Anniversary
Starboard Leaders Fund LP.	7,324	8,455,713		0.7	At Fund’s Discretion
The Children’s Investment Fund	200,000	23,450,000		2.0	Triennially
Think Investments Offshore Ltd.	24,769	37,205,538		3.2	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	23,226	26,094,415		2.3	Quarterly
Tybourne Equity (Offshore) Fund	26,550	44,142,570		3.8	Quarterly
Wellington Management Investors (Bermuda) Ltd.	92,776	0	^	0.0	At Fund’s Discretion

Total		496,351,872		43.0

Event Driven
Canyon Balanced Fund (Cayman), Ltd.	7,302	15,474,203		1.3	Quarterly
CQS Directional Opportunities Feeder Fund Limited.	6,064	37,317,801		3.2	Monthly

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PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Empyrean Capital Overseas Fund, Ltd.	18,781	$27,503,494	2.4%	Quarterly
Fir Tree International Value Fund, Ltd.	46	2,214,718	0.2	Biennially
Governors Lane Offshore Fund Ltd.	27,548	30,203,964	2.6	Quarterly
Indaba Capital Partners (Cayman), LP	22,572	24,742,716	2.2	Quarterly
King Street Capital, Ltd.	191,853	32,901,773	2.9	Quarterly
Lion Point International, Ltd.	36,002	37,356,035	3.2	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	2,410	2,692,627	0.2	At Fund’s Discretion
Manikay Offshore Fund, Ltd.	22,546	35,128,362	3.0	Quarterly
Myriad Opportunities Offshore Fund Limited	48,797	59,678,555	5.2	Quarterly
Pentwater Event Fund Ltd.	4,748	14,017,152	1.2	Monthly
Roystone Capital Offshore Fund Ltd.	625	571,743	0.1	Quarterly
Senator Global Opportunity Offshore Fund II Ltd.	35,134	39,728,976	3.4	Quarterly
TBC Offshore Ltd.	15,644	16,929,046	1.5	Quarterly
Third Point Offshore Fund, Ltd.	98,152	40,523,657	3.5	Quarterly

Total		416,984,822	36.1

Credit/Distressed
Claren Road Credit Fund, Ltd.	37	25,944	0.0	At Fund’s Discretion
Elliott International Limited	23,648	32,491,761	2.8	Quarterly
Oaktree Value Opportunities (Cayman) Fund, Ltd.	3,750	4,006,403	0.3	Every 18 Months
Panning Overseas Fund, Ltd.	9,098	9,269,333	0.8	Quarterly
Silver Point Capital Offshore Fund, Ltd.	3,520	53,217,402	4.6	Annual
Warlander Offshore Fund, Ltd.	30,000	25,221,430	2.2	Quarterly
Wingspan Overseas Fund, Ltd.	953	638,227	0.1	Fund in Liquidation

Total		124,870,500	10.8

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PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Shares	Fair Value ($)	% Net Assets	Liquidity*

Global Macro
Graticule Asia Macro Fund Ltd.	33,000	$32,787,622	2.8%	Quarterly
Light Sky Macro Offshore Fund Ltd.	20,000	18,535,751	1.6	Quarterly
Rokos Global Macro Fund Limited	305,720	18,592,663	1.6	Monthly

Total		69,916,036	6.0

Emerging Markets
Discovery Global Opportunity Fund, Ltd.	190,553	28,665,607	2.5	Semi-Annual
Spinnaker GEM Holdings Ltd.	138,864	19,712,002	1.7	Annual

Total		48,377,609	4.2

Total Underlying Portfolios (cost $984,783,941)		1,156,500,839	100.1

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.41%(a)(b)(c) (cost $17,300,000)	17,300,000	17,300,000	1.5

Total Investments (cost $1,002,083,941)		1,173,800,839	101.6
Liabilities in excess of other assets		(18,741,011)	(1.6)

Net Assets		$1,155,059,828	100.0%

^	Amount less than $0.50.

(a)	Affiliated investments.

(b)	The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin-off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 180 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of up to two years.

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PORTFOLIO OF INVESTMENTS (continued)

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of up to three years.

Emerging Markets Underlying Portfolios invest in a range of emerging markets asset classes including debt, equity and currencies, and may use a broad array of hedging techniques involving both emerging markets and non-emerging markets securities with the intention of reducing volatility and enhancing returns. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. Underlying Portfolios may have lock up periods of up to one year.

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 – 90 day redemption notice periods. Certain Underlying Portfolios have a lock up period of one year.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

March 31, 2018

Assets
Investments in unaffiliated Underlying Portfolios, at value (cost $984,783,941)	$1,156,500,839
Investments in affiliated Underlying Portfolios, at value (cost $17,300,000)	17,300,000
Cash	6,030,028
Receivable for investments sold	3,146,503
Investment in Underlying Portfolios paid in advance (see Note A2)	1,800,000
Affiliated dividends receivable	19,756

Total assets	1,184,797,126

Liabilities
Payable for shares of beneficial interest redeemed	26,150,454
Subscriptions received in advance	1,588,400
Management fee payable	1,492,437
Administrative fee payable	126,455
Transfer Agent fee payable	19,938
Accrued expenses	359,614

Total liabilities	29,737,298

Net Assets	$1,155,059,828

Composition of Net Assets
Shares of beneficial interest, at par	$103,161
Additional paid-in capital	1,130,560,893
Distributions in excess of net investment income	(83,404,223)
Accumulated net realized loss on investment transactions	(63,916,901)
Net unrealized appreciation on investments	171,716,898

Net Assets	$1,155,059,828

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 103,161,149 shares outstanding)	$11.20

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended March 31, 2018

Investment Income
Dividends—Affiliated issuers		$153,097

Expenses
Management fee (see Note B)	$18,427,232
Custodian	506,975
Administrative	303,267
Credit facility fees	450,322
Transfer agency	245,696
Trustee’s fees	145,307
Legal	120,021
Audit and tax	115,850
Registration fees	94,987
Printing	68,512
Miscellaneous	147,983

Total expenses before interest expense	20,626,152
Interest expense	26,713

Total expenses	20,652,865
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(30,558)

Net expenses		20,622,307

Net investment loss		(20,469,210)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		43,644,394
Options written		3,425,731
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		26,237,629

Net gain on investment transactions		73,307,754

Net Increase in Net Assets from Operations		$52,838,544

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended March 31, 2018	Year Ended March 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(20,469,210)	$(21,898,469)
Net realized gain (loss) on investment transactions	47,070,125	(4,934,421)
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	26,237,629	140,394,236

Net increase in net assets from operations	52,838,544	113,561,346
Dividends and Distributions to Shareholders from
Net investment income	(12,605,284)	(2,836,645)
Return of capital	(2,494,217)	– 0	–
Net realized gain on investment transactions	– 0	–	(7,994,182)
Transactions in Shares of Beneficial Interest
Net decrease (see Note D)	(131,497,085)	(164,559,951)

Total decrease	(93,758,042)	(61,829,432)
Net Assets
Beginning of period	1,248,817,870	1,310,647,302

End of period (including distributions in excess of net investment income of ($83,404,223) and ($90,100,298), respectively)	$1,155,059,828	$1,248,817,870

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2018

Cash flows from operating activities
Net increase in net assets from operations		$52,838,544
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of Underlying Portfolio shares	$(233,529,995)
Purchases of short-term investments	(256,061,010)
Sales of Underlying Portfolio shares	419,857,023
Proceeds from disposition of short-term investments	230,343,108
Net realized gain on investment transactions	(47,070,125)
Net change in unrealized appreciation/depreciation on investments in Underlying Portfolio shares	(26,237,629)
Increase in receivable for investments sold	(2,786,503)
Increase in affiliated dividends receivable	(19,756)
Decrease in receivable due from custodian	27
Decrease in investments in Underlying Portfolios paid in advance	18,200,000
Decrease in management fee payable	(128,684)
Increase in administrative fee payable	15,211
Decrease in Transfer Agent fee payable	(1,677)
Increase in accrued expenses	12,888
Proceeds from options written, net	3,425,731

Total adjustments		106,018,609

Net cash provided by (used in) operating activities		158,857,153
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	26,455,258
Redemptions, net of payable for shares of beneficial interest redeemed	(197,498,984)
Distributions	(1,915,367)
Borrowing on credit facility	18,000,000
Paydowns on credit facility	(18,000,000)

Net cash provided by (used in) financing activities		(172,959,093)

Net decrease in cash		(14,101,940)
Cash at beginning of year		20,131,968

Cash at end of year		$6,030,028

* Reinvestment of dividends	$13,184,134
Supplemental disclosure of cash flow information
Interest expense paid during the year	$26,713

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2018

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation. Open end mutual funds are valued at the closing net asset value per share.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency

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NOTES TO FINANCIAL STATEMENTS (continued)

of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its equivalent), as an amendment to Accounting Standards Codification (ASC) 820, Fair Value Measurement. The amendments in this ASU apply to reporting entities that elect to measure the fair value of an investment using the net asset value per share (or its equivalent) practical expedient, as the Fund does for its investments in Underlying Portfolios. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy, as described above, all investments for which fair value is measured using the net asset value per share practical expedient.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2018:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Short-Term Investments:
Investment Companies	$17,300,000	$	– 0	–	$	– 0	–	$17,300,000
Investments valued at NAV**								1,156,500,839

Total(a)	$17,300,000	$	– 0	–	$	– 0	–	$1,173,800,839

(a)	There were no transfers between any levels during the reporting period.

**	In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments of the Underlying Portfolios with a fair value of $1,156,500,839 have not been categorized in the fair value hierarchy.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

2. Cash Committed

As of March 31, 2018, the Fund has committed to purchase the following Underlying Portfolios for effective date April 1, 2018:

Underlying Portfolios	Amount Committed
Rokos Global Macro Fund Limited*	$1,800,000

*	Investments paid in advance amounted to $1,800,000.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis.

5. Expenses

Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The character of fiscal year-end distributions is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2017 tax reporting from Underlying Portfolios.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Investment Manager a management fee at an annual rate of 1.50% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

Under a separate administrative agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the year ended March 31, 2018, the reimbursement for such fees amounted to $303,267.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $245,696 for the year ended March 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount

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NOTES TO FINANCIAL STATEMENTS (continued)

equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2018, such waiver amounted to $30,558.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2018 is as follows:

Fund	Market Value 3/31/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$247,000	$229,700	$17,300	$153

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investments in the Underlying Portfolios, aggregated $233,529,995 and $420,076,421, respectively, for the year ended March 31, 2018.

The cost of investments and gross unrealized appreciation and unrealized depreciation for federal income tax purposes.

Cost	$1,139,111,677

Gross unrealized appreciation	$181,762,724
Gross unrealized depreciation	(147,073,562)

Net unrealized appreciation	$34,689,162

The differences between book and tax cost of investments is primarily due to investments in passive foreign investment companies and partnerships.

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter

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NOTES TO FINANCIAL STATEMENTS (continued)

markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended March 31, 2018, the Fund held purchased options for hedging purposes.

During the year ended March 31, 2018, the Fund held written options for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended March 31, 2018, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(8,417,902)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,425,731		– 0	–

Total		$(4,992,171)	$	– 0	–

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2018:

Purchased Options:
Average notional amount	$1,595,005	(a)
Options Written:
Average notional amount	$1,595,005	(a)

(a)	Positions were open for four months during the period.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund or an Underlying Portfolio may

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NOTES TO FINANCIAL STATEMENTS (continued)

also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date.

Transactions in shares of beneficial interest were as follows for the year ended March 31, 2018 and year ended March 31, 2017:

	Shares		Amount
	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017

Shares sold	2,637,812	5,206,026	$29,519,509	$53,981,872

Shares issued in reinvestment of dividends and distributions	1,178,207	903,268	13,184,134	9,538,513

Shares redeemed	(15,585,132)	(21,593,486)	(174,200,728)	(228,080,336)

Net decrease	(11,769,113)	(15,484,192)	$(131,497,085)	$(164,559,951)

NOTE E

Risks Involved in Investing in the Fund

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary

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NOTES TO FINANCIAL STATEMENTS (continued)

source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes an Underlying Portfolio to additional risk including (i) greater losses from investments than would otherwise have been the case had the Underlying Portfolio not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to

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NOTES TO FINANCIAL STATEMENTS (continued)

earn a return that equals or exceeds the Underlying Portfolio’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Underlying Portfolio. Such concentrations may subject the Underlying Portfolios to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the Interests.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2018 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2017 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2018 and March 31, 2017 were as follows:

	2018			2017
Distributions paid from:
Ordinary income		$12,605,284		$2,840,922
Return of capital		$2,494,217
Long-term capital gains	$	– 0	–	7,989,905

Total taxable distributions paid		$15,099,501		$10,830,827

As of March 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$	– 0	–
Accumulated capital and other losses		(10,293,384	)(a)
Unrealized appreciation/(depreciation)		34,689,162	(b)

Total accumulated earnings/(deficit)		$24,395,778

(a)	At March 31, 2018, the Fund had a qualified late-year ordinary loss deferral of $5,363,236 and a post-October short-term capital loss deferral of $3,031,761. These losses are deemed to arise on April 1, 2018.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and partnerships.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. During the current fiscal year, the Fund utilized $8,399,038 of prior year capital losses. As of March 31, 2018, the Fund has $1,898,387 in short-term carry forward capital losses.

During the current fiscal year, permanent differences primarily due to the tax treatment of a net operating loss and, the tax treatment of passive foreign investment companies, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease to paid in capital. This reclassification had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Credit Facility

The Fund is a party to a $75 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Credit Facility fees are paid by the Fund and are included in the statement of operations. The Fund had no borrowings outstanding from the Facility at March 31, 2018. For the year ended March 31, 2018, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 9,105,263	$ 11,000,000	2.78%

*	For 38 days borrowings were outstanding.

NOTE H

Subsequent Events

The Fund’s Board has approved certain changes to the Fund’s investment policies, including to permit an increased portion of the Fund’s assets to be invested directly in securities and derivatives rather than in Underlying Portfolios. These changes are expected to take effect during the third quarter of 2018.

In addition, the Investment Manager has agreed to waive a portion of its management fee so that the Fund pays management fees at an annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. This fee waiver is expected to take effect on June 1, 2018 and will continue until July 31, 2019 unless sooner terminated by the Board.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Year Ended March 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.87	$ 10.05	$ 11.64	$ 11.41	$ 10.75

Income From Investment Operations
Net investment loss(a)	(.19)	(.18)	(.19)	(.20	)(b)	(.20	)(b)
Net realized and unrealized gain (loss) on investment transactions	.66	1.09	(1.12)	.56	1.06

Net increase (decrease) in net asset value from operations	.47	.91	(1.31)	.36	.86

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.02)	(.01)	(.02)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	(.07)	(.27)	(.11)	(.03)
Return of capital	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)	(.09)	(.28)	(.13)	(.20)

Net asset value, end of period	$ 11.20	$ 10.87	$ 10.05	$ 11.64	$ 11.41

Total Return
Total investment return based on net asset value(c)	4.33%	9.06%	(11.38)%	3.16%	8.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,155,060	$1,248,818	$1,310,647	$1,376,552	$980,537
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.68%	1.67%	1.66%	1.75	%(b)	1.75	%(b)
Expenses, before waivers/reimbursements(d)(e)	1.68%	1.67%	1.66%	1.75%	1.79%
Net investment loss(e)	(1.66)%	(1.67)%	(1.66)%	(1.75	)%(b)	(1.75	)%(b)
Portfolio turnover rate	19%	3%	7%	8%	0	%(f)
Asset coverage ratio	N/A	N/A	N/A	33,674%	N/A
Bank borrowing outstanding (in millions)	N/A	N/A	N/A	$4	N/A

See footnote summary on page 31.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Investment Manager.

(c)	Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2018	2017	2016	2015	2014

Expenses	1.68%	1.66%	1.66%	1.75%	N/A

(e)	The expense and net investment loss ratios do not include income earned or expenses incurred by the Fund through its Underlying Portfolios.

(f)	Amount is less than .50%.

See notes to financial statements.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 31

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Multi-Manager Alternative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Multi-Manager Alternative Fund (the “Fund”) as of March 31, 2018, the related statements of operations and cash flows for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of underlying portfolio

32 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

funds and securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and underlying portfolio funds. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 29, 2018

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not determined the specific year we began serving as auditor.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 33

BOARD OF TRUSTEES

Carter F. “Terry” Wolfe(1) Chairman

Christopher J. Bricker President and Chief Executive Officer

Lawrence D. Haber(1)

Jeanette Loeb(1)

OFFICERS

Stuart Davies(2) Vice President

Vikas Kapoor(2)  Vice President

Eric Wortman Vice President

Emilie D. Wrapp Secretary

Joseph J. Mantineo Treasurer and Chief Financial Officer

Stephen M. Woetzel Controller

Vincent S. Noto Chief Compliance Officer

Custodian

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributors

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee and the Governance and Nominating Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Alternative Investment Management Group. Messrs. Davies and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Christopher J. Bricker, *** 49 (2012)	Senior Vice President of the Investment Manager since prior to 2013; Senior Managing Director and Head of Product Development since December 2009.	1	None

INDEPENDENT TRUSTEES
Lawrence D. Haber, # 66 (2012)	Formerly, Chief Operating Officer and Member of the Management Committee at Credit Suisse Asset Management from 2004 to 2008. He served as a director for Credit Suisse Cayman Commodity Fund I, Ltd. and Credit Suisse Cayman Commodity Fund II, Ltd. from 2007 until 2008; The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Indonesia Fund, Inc., and The First Israel Fund, Inc., Credit Suisse Asset Management Income Fund, Inc., and Credit Suisse High Yield Bond Fund from 2006 until 2008.	1	None

Jeanette Loeb, # 65 (2012)	Independent director with Apollo Investment Corp. since August, 2011. Board member of New York City Center since 2005. Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present; formerly, affiliated with the Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994.	1	Apollo Investment Corp. since August 2011

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 35

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY TRUSTEESHIPS/ DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES (continued)
Carter “Terry” F. Wolfe, # 79 (2012)	Formerly, Managing Director Paloma Partners (hedge fund) from 2000 to 2011. He served as Vice President and Chief Investment Officer of the Howard Hughes Medical Institute from 1994 to 1999. He held executive positions at the IBM Corporation from 1982-1994. He retired from IBM in 1994 as Chief Investment Officer. He is a Trustee of the Lehman Brothers Holdings Inc. Plan Trust since February 2011.	1	None

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Emilie D. Wrapp, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

***	Mr. Bricker is an “interested person”, as defined in the Investment Company Act, due to his position as a Senior Vice President of the Investment Manager.

#	Member of the Audit Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Christopher J. Bricker, 49	President and Chief Executive Officer	See biography above.

Stuart Davies, 48	Vice President

Senior Vice President of the Investment Manager** and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2013.

Vikas Kapoor, 46	Vice President

Senior Vice President of the Investment Manager** and Co-Head of Custom Alternative Solutions of the Investment Manager, with which he has been associated since September, 2016. Prior thereto, he was co-CEO and part owner of Ramius Alternative Solutions beginning prior to 2013.

Eric Wortman, 32	Vice President	Vice President of the Investment Manager** with which he has been associated since prior to 2013. He is also Head of Operational Due Diligence for AB’s Alternative Investment Portfolios.

Emilie D. Wrapp, 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”),** with which she has been associated since prior to 2013.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Stephen M. Woetzel, 46	Controller	Senior Vice President of ABIS,** with which he has been associated since prior to 2013.

Vincent S. Noto, 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Investment Manager** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Investment Manager** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Investment Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s prospectus has additional information about the Fund’s Trustees and Officers. A copy of the Fund’s prospectus may be obtained (without charge) by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your Financial Advisor or by calling Bernstein’s mutual fund shareholder helpline at 212.756.4097.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 37

Information Regarding Review and Approval of the Fund’s Advisory Agreement

At a meeting held on October 24, 2017, the Trustees of the Fund met in person to consider the continuation of the advisory contract between AllianceBernstein L.P. (the “Manager”) and the Fund (the “Advisory Agreement”). In connection with their deliberations, the Trustees reviewed certain written materials, memoranda, presentations and analyses relating to the Fund (the “Board Materials”), including materials from the Manager and counsel to the independent Trustees which: (i) included information concerning the Manager’s organization, the services rendered to the Fund by the Manager and the Manager’s affiliates, the fees paid by the Fund to the Manager and its affiliates and the estimated profitability of the Manager with respect to its relationship with the Fund; and (ii) outlined the legal duties of the Board under the Investment Company Act of 1940 (the “1940 Act”). The Board Materials also contained information from Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Manager, comparing the Fund’s fee rate for advisory services to those of other alternative strategy closed-end funds selected by Strategic Insight. The Trustees also met prior to the October 24, 2017 meeting to discuss the Advisory Agreement.

The Trustees discussed with Fund counsel the legal standards regarding the approval of advisory agreements under the 1940 Act and reviewed the information included in the Board Materials. The Trustees also considered information received throughout the year regarding the Fund, the Manager and the services provided under the Advisory Agreement. The Trustees discussed the Board Materials with Fund management and representatives of the Manager responded to questions from the Trustees. The Trustees also held discussions in executive session with their independent counsel and the Senior Officer, outside the presence of Fund management. After discussing a range of issues, the Trustees considered, among other relevant matters, the following factors:

(a) The nature, extent and quality of services provided by the Investment Manager. The Trustees discussed with representatives of the Manager the services that the Manager provides to the Fund under the Advisory Agreement. The Trustees discussed the resources available to the Manager, including its research and compliance capabilities. The Trustees noted the size and experience of the Manager’s staff, and the experience of its key personnel in providing investment management services. The Manager’s investment diligence and risk management capabilities were also considered. In reviewing the investment advisory services provided to the Fund, the Trustees considered the change in portfolio managers and the new members of the portfolio management team. The Trustees also noted the changes proposed to be made by the portfolio managers in implementing the Fund’s investment strategy going forward. The Trustees took into account that the Trustees regularly receive reports from the

38 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Manager regarding the Fund’s performance and the Manager’s compliance history and compliance program. The Trustees also noted the discussions they had with officers of the Manager regarding the management of the Fund’s investments and the investment strategies to which the Fund has exposure. During these discussions with Fund officers and representatives of the Manager, the Trustees asked detailed questions of, and received substantive answers from, these representatives regarding the implementation of the Fund’s investment strategy, its efficacy and potential risks.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Manager and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Trustees noted that the Manager has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and other services provided to the Fund, including its oversight of the Fund’s day-to-day operations. Based on the presentations made during their meetings and their knowledge of management and Fund operations gained during their tenure as trustees of the Fund, the Trustees concluded that the services provided to the Fund by the Manager under the Advisory Agreement were of a high quality and benefited the Fund.

(b) Investment performance of the Fund and the Investment Manager. The Trustees reviewed performance information for the Fund, noting that they receive performance reports at regular board meetings and monitor Fund performance throughout the year. The Trustees discussed the Fund’s performance with representatives of the Manager, including the Fund’s performance as compared to relevant benchmarks. The Trustees noted that the Fund outperformed a representative fund of hedge funds composite benchmark for the year-to-date period ended August 31, 2017. The Trustees also reviewed the performance information provided in the Strategic Insight report, noting that the Fund’s performance for the fiscal year ending 2017 was above the median of the performance of the comparable funds selected by Strategic Insight and that the Fund outperformed the majority of its peers. The Trustees reviewed the peer group of comparable funds with the Fund’s Senior Officer and discussed the Senior Officer’s role in Strategic Insight’s determination of the peer group. The Trustees reviewed the performance of the Manager’s comparable institutional accounts with representatives of the Manager, and discussed with representatives of the Manager the difference between the performance of the Fund and the comparable institutional accounts, including the differences in the Fund’s portfolio and other factors that explained the differences in performance. The Trustees concluded that the Fund’s performance was generally in line with expectations in light of the strategies used by the Fund and current market conditions. The Trustees took note that a majority of the performance considered for the year was achieved by the prior portfolio management team. The Trustees also considered the experience, resources and

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 39

strengths of the Manager and its affiliates in managing funds of funds, including the experience of the new portfolio management team in managing multi-strategy funds. The Trustees considered the experience and expertise of the new portfolio managers responsible for the day-to-day management of the Fund. Based on these factors, the Trustees determined that the Manager continues to be an appropriate investment manager for the Fund.

(c) Cost of the services provided and profits realized by the Manager from the relationship with the Fund. The Trustees considered the profitability of the Manager. The Trustees noted that the Board initially discussed the Manager’s profitability report at a meeting held earlier in the year, at which time the report was discussed in detail with representatives of the Manager and independent consultants retained by the Senior Officer. The profitability report was reviewed at the current meeting. During their July meeting, the Trustees discussed with representatives of the Manager and the independent consultants certain items included in the profitability report, including certain details regarding the methodology of determining the Manager’s profitability with respect to the Fund. The Trustees also discussed with representatives of the Manager and the independent consultants changes made to the methodology used to determine profitability. The Trustees discussed the impact of the changes made to the methodology and discussed its efficacy with the independent consultants.

The Trustees noted that an affiliate of the Manager provided distribution services to the Fund at no cost. The amounts recently reimbursed to the Investment Manager by the Fund were also noted. The Trustees also considered the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Manager. The Trustees noted that the Manager’s profitability does not appear to be unreasonable in respect of the Fund.

(d) Economies of scale and whether fee levels reflect these economies of scale. The Trustees discussed whether any economies of scale have been realized for Fund. The Trustees considered the initial level of advisory fees set for the Fund and the current rate of asset growth of the Fund and the potential for economies of scale. The Trustees agreed to consider this issue again no later than the time it next considered the renewal of the Advisory Agreement.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Trustees were provided information comparing both the services rendered and the fees paid under the Advisory Agreement to other contracts of the Manager with respect to private investment vehicles managed in a similar manner to the Fund and to contracts of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as the

40 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Fund. The Trustees noted management’s representations that the mix of services under the Advisory Agreement are more extensive than those under the advisory agreements for the Manager’s private funds and accounts. The Trustees noted the Manager’s representation that providing advisory services to a registered investment company entailed different, and potentially greater, business and regulatory risks than those associated with providing services to the Manager’s other funds and accounts. The Trustees also discussed the fee structure of the Manager’s institutional accounts and noted that unlike those accounts, no performance fee is charged to the Fund. The Trustees discussed the management of the comparable institutional accounts, including the allocation of opportunities available to those funds.

The Trustees reviewed with representatives of the Manager the information included in the Strategic Insight report, noting that the Fund’s advisory fee was above the median but generally in line with most comparable funds. The Trustees also noted that the Fund’s total expense ratio (excluding interest expense and underlying fund expenses) was well below the expense group median in the Strategic Insight report. The Trustees reviewed the list of funds provided by Strategic Insight. They discussed whether certain funds should be viewed as comparable to the Fund. The Trustees noted the difficulty in obtaining comparable peer funds, particularly finding funds of comparable size and strategy. The Trustees discussed the Strategic Insight report with the Manager, including the comparison of advisory fees and expense ratios.

Conclusion. No single factor was determinative to the decision of the Trustees. Based on the foregoing and such other matters as were deemed relevant, all of the Trustees concluded that the advisory fee rate was reasonable in relation to the services provided by the Manager to the Fund, as well as the costs incurred and benefits gained by the Manager and its affiliates in providing such services. Based on these factors, the Trustees decided to approve the Advisory Agreement.

The Trustees who are not “interested persons” of the Fund or the Investment Manager were represented by their independent counsel during their deliberations.

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 41

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

42 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

NOTES

abfunds.com	AB MULTI-MANAGER ALTERNATIVE FUND | 43

NOTES

44 | AB MULTI-MANAGER ALTERNATIVE FUND	abfunds.com

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

AB MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MMAF-0151-0318

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director Lawrence D. Haber qualifies as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor PricewaterhouseCoopers LLP, for the Fund’s current fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Multi-Manager Alternative	2017	$58,500	$—	$38,750
	2018	$58,500	$—	$44,600

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Alternative	2017	$9,638,245	$38,750
			$—
			$(38,750)
	2018	$9,626,139	$44,600
			$—
			$(44,600)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Lawrence D. Haber

Jeanette Loeb

Carter Wolfe

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers in who’s managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Diversity (SHP)	CASE-BY-CASE

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe boards should develop, as a part of their refreshment and refreshment process, a framework for identifying diverse candidates. We believe diversity is broader than gender and should also take into consideration factors such as business experience, background, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining a board’s current diversity profile and approach, and if there are other general governance concerns.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company, We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

+	We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

+	We may consider the number of boards on which a director sits and/or their length of service on a particular board.

+	We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

+	We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

+	We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a. Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

9. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

10. Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

11. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

12. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

13. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

a.	Require
Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

15. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

16. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

17. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

18. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

19. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

20. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

21. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

22. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

[1]	For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

23. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

+	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

+	Compensation costs should be managed in the same way as any other expense;

+	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

+	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

24. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

25. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

26. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

27. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

28. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

29. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

30. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

31. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

32. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

33. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

34. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

35. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

36. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

37. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

38. Expensing Stock Options (SHP)	FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

39. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

40. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

41. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

42. Issuance of Stock with Unequal Voting Rights	CASE-BY-CASE

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer- term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

43. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

44. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

45. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

46. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

47. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

48. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

49. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

50. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

51. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

52. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

53. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

54. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

55. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

56. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

57. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

58. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

59. Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

60. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

61. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days. A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

62. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

63. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

64. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

65. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

66. Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

67. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

72. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

73. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

74. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

75. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

76. Work Place: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

77. Work Place: Pay Disparity (SHP)	CASE-BY-CASE

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, recommended actions, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

+	Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

+	Publicly-traded companies that distribute AB mutual funds;

+	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

+	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

+	Publicly-traded affiliated companies;

+	Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

+	Any other conflict of which a Committee member becomes aware[4].

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

4.1	ETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

+	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

+	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

+	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

+	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.2	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

We consider the research of ISS, so the Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.1	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4.2	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non- US securities are defined as all other securities.

7.2	SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT

PROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

32.	PROXY VOTING AND GOVERNANCE COMMITTEE

+	Vincent DuPont, SVP—Equities

+	Linda Giuliano, SVP—Equities

+	Saskia Kort-Chick, VP—Equities

+	Kyle DiGangi, VP—Legal

+	James MacGregor, SVP—Equities

+	Mark Manley, SVP—Legal

+	Ryan Oden, AVP—Equities

+	Neil Ruffell, VP—Operations

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal	Board and Director Proposals	For	Against	Case-by- Case
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+

Compensation Proposals

+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals

+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+

Auditor Proposals

	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+

Shareholder Access & Voting Proposals

+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals

+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

2.	Is our proposed vote contrary to our client’s position? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No

•	Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.): I hereby confirm that the proxy voting decision referenced on this form is reasonable.	Prepared by:

Print Name:
Phillip Kirstein	Date:

Date:

•	Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

1.	Introduction

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non- financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.	We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision- making processes across our firm.

2.	We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

EXHIBIT

3.	We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.	We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.	We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.	We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer- Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund are made by the Investment Manager’s Alternative Investment Management Group.

The following table lists the individuals in that group with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Marc H. Gamsin; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Head – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was President of SunAmerica Alternative Investments beginning prior to 2007.

Greg Outcalt; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Deputy Chief Investment Officer – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2007.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2018.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Vikas Kapoor	0	$0	None	None
Stuart Davies	0	$0	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Vikas Kapoor	9	$957,000,000	0	$0
Stuart Davies	9	$957,000,000	0	$0

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Vikas Kapoor	None	None	None	None
Stuart Davies	None	None	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients.

The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation: With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team is created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2018 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Vikas Kapoor	None
Stuart Davies	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date:	May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date:	May 30, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 30, 2018